UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 – June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

SEMI-ANNUAL REPORT June 30, 2004

A CLOSED-END FUND SPECIALIZING

IN INVESTMENTS IN COMMERCIAL

MORTGAGE-BACKED SECURITIES

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with approximately $392 billion of assets under management as of June 30, 2004, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Contents

Chairman’s Letter	1
Important Information About the Fund	2-3
Performance Summary	4-5
Financial Highlights	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Schedule of Investments	11-13
Notes to Financial Statements	14-18
Privacy Policy	19
Dividend Reinvestment Plan	20-21
Proxy Voting Results	22

Chairman’s Letter

For the six-month period ended June 30, 2004, the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) returned -6.64% based on its NYSE share price and 1.67% based on its net asset value. In comparison, the Lehman Brothers Aggregate Bond Index, the Fund’s benchmark and generally regarded as representative of the bond market as a whole, returned 0.15% for the same period. It’s important to note that the second quarter 2004 was an unusual period for closed-end funds, as the prospect of rising short-term interest rates became imminent. As a result, share prices of closed-end funds were particularly negatively impacted, and the Fund’s share price decreased during the month of April. However, since June 30, the Fund’s share price improved.

The Fund’s longer-term performance continued to be solid, as the Fund posted annualized returns of 8.90% based on its NYSE share price and 8.46% based on its net asset value for the five-year period ended June 30, 2004. The Fund outperformed the Lehman Index return of 6.95% for the five-year period.

Interest rates rose sharply during the second quarter 2004, causing bonds to give back modest gains from earlier in the year. The yield on the benchmark ten-year Treasury closed June 30 at 4.58%, up 0.75% from April 1. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. On June 30, 2004, the Fed met market expectations by increasing the federal funds rate 0.25%, which was the first rate increase since June 25, 2003. The central bank had held this rate at 1% for more than a year, which generated negative real short-term rates. And on August 10, 2004, the Fed increased the federal funds rate another 0.25% to 1.50%.

Investors that had profited handsomely from borrowing at low short-term rates and investing in higher-yielding longer maturity bonds surrendered some of those profits towards the latter part of the six-month period. Concern that borrowing rates would rise led investors to liquidate long positions and unwind these trades, which caused bond prices to decrease. However, substantial leverage remained among banks, hedge funds, and other investors, making bond markets vulnerable to additional Fed rate increases. There were also signs of rising inflation, which fueled anxiety that central banks might continue to raise interest rates.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance, including PIMCO’s discussion of those factors that affected performance during the six-month period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s Web site at www.pcmfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board

August 11, 2004

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 1

Important Information About the Fund

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bonds funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk and high yield security risk. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds.

The credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

2 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

Important Information (continued)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage fees; and (2) ongoing costs, including advisory and administrative fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period indicated and held for the entire period from 01/01/04 to 06/30/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 3

PIMCO Commercial Mortgage Securities Trust, Inc. Performance Summary

NYSE Symbol:	Primary Investments:	Fund Inception Date:
PCM	Commercial mortgage-backed securities	9/02/1993

Objective:		Total Net Assets:
The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.		$136.4 million
Portfolio Managers: Bill Powers Dan Ivascyn

INVESTMENT PERFORMANCE For the period ended June 30, 2004

	6 Months	1 Year	5 Years*	10 Years*	Since Inception*
NYSE Market Value	–6.64%	–0.62%	8.90%	10.63%	8.92%
Net Asset Value	1.67%	4.63%	8.46%	9.13%	8.23%
Lehman Brothers Aggregate Bond Index	0.15%	0.32%	6.95%	7.39%	—

*	Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling (866) 746-2606.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/04)	$1,000.00	$1,000.00
Ending Account Value (06/30/04)	$1,016.70	$1,025.00
Expenses Paid During Period†	$7.77	$7.80

†	Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

SECTOR BREAKDOWN‡
Multi-Class^	44.0%
Multi-Family	32.5%
Asset-Backed Securities	8.9%
Hospitality	6.5%
Other Mortgage-Backed Securities	6.0%
Other	2.1%

‡	% of Total Investments as of June 30, 2004.
^	A mix of all type of commercial properties

4 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

CUMULATIVE RETURNS THROUGH JUNE 30, 2004

$10,000 invested at the inception date of the Fund

MONTH	NYSE Market Value	Net Asset Value	Lehman Brothers Aggregate Bond Index
08/31/1993	10,000	10,000	10,000
09/30/1993	10,000	9,993	10,027
10/31/1993	10,484	10,014	10,065
11/30/1993	9,767	10,022	9,979
12/31/1993	9,946	10,043	10,033
01/31/1994	9,672	10,131	10,169
02/28/1994	9,399	9,970	9,992
03/31/1994	9,422	9,898	9,746
04/30/1994	8,955	9,786	9,668
05/31/1994	9,328	9,853	9,667
06/30/1994	9,165	9,802	9,645
07/31/1994	9,260	9,893	9,837
08/31/1994	9,547	10,023	9,849
09/30/1994	9,666	9,916	9,704
10/31/1994	8,983	9,803	9,695
11/30/1994	8,690	9,780	9,674
12/31/1994	8,910	9,882	9,741
01/31/1995	9,285	10,068	9,934
02/28/1995	9,663	10,408	10,170
03/31/1995	9,740	10,516	10,232
04/30/1995	10,124	10,739	10,375
05/31/1995	10,408	11,143	10,777
06/30/1995	10,799	11,246	10,856
07/31/1995	10,668	11,166	10,831
08/31/1995	10,852	11,286	10,962
09/30/1995	10,400	11,407	11,069
10/31/1995	10,802	11,631	11,213
11/30/1995	10,775	11,771	11,381
12/31/1995	10,857	11,989	11,540
01/31/1996	11,378	12,122	11,617
02/29/1996	11,682	11,943	11,415
03/31/1996	11,376	11,797	11,336
04/30/1996	11,179	11,844	11,272
05/31/1996	11,038	11,856	11,249
06/30/1996	11,124	11,931	11,400
07/31/1996	11,714	12,134	11,431
08/31/1996	11,917	12,219	11,412
09/30/1996	11,771	12,379	11,611
10/31/1996	12,154	12,697	11,868
11/30/1996	12,421	12,990	12,072
12/31/1996	12,438	13,003	11,959
01/31/1997	12,771	12,968	11,996
02/28/1997	12,618	13,144	12,026
03/31/1997	12,894	13,099	11,892
04/30/1997	13,048	13,287	12,070
05/31/1997	13,142	13,554	12,185
06/30/1997	13,799	13,695	12,329
07/31/1997	13,956	14,024	12,662
08/31/1997	14,051	13,939	12,554
09/30/1997	14,083	14,193	12,739
10/31/1997	14,051	14,297	12,924
11/30/1997	14,472	14,342	12,983
12/31/1997	14,479	14,478	13,114
01/31/1998	14,644	14,607	13,282
02/28/1998	15,010	14,694	13,272
03/31/1998	14,909	14,740	13,318
04/30/1998	14,943	14,723	13,387
05/31/1998	14,705	14,961	13,514
06/30/1998	14,876	15,265	13,629
07/31/1998	15,324	15,387	13,658
08/31/1998	15,359	15,380	13,880
09/30/1998	15,114	15,559	14,205
10/31/1998	14,939	15,475	14,130
11/30/1998	15,186	15,480	14,210
12/31/1998	15,907	15,528	14,253
01/31/1999	15,943	15,668	14,355
02/28/1999	15,688	15,559	14,104
03/31/1999	15,505	15,712	14,182
04/30/1999	15,542	15,832	14,227
05/31/1999	15,727	15,789	14,103
06/30/1999	16,439	15,653	14,058
07/31/1999	16,100	15,776	13,998
08/31/1999	15,910	15,839	13,991
09/30/1999	15,566	15,808	14,153
10/31/1999	15,681	15,752	14,205
11/30/1999	14,788	15,878	14,204
12/31/1999	15,203	15,907	14,136
01/31/2000	15,084	15,862	14,090
02/29/2000	15,204	15,954	14,260
03/31/2000	16,049	16,159	14,448
04/30/2000	16,170	16,214	14,407
05/31/2000	15,558	15,990	14,400
06/30/2000	16,093	16,482	14,699
07/31/2000	16,383	16,680	14,833
08/31/2000	16,339	16,867	15,048
09/30/2000	16,299	16,898	15,143
10/31/2000	15,535	17,035	15,243
11/30/2000	16,990	17,265	15,492
12/31/2000	17,727	17,578	15,779
01/31/2001	18,194	17,788	16,037
02/28/2001	18,470	18,055	16,177
03/31/2001	19,391	18,337	16,258
04/30/2001	19,368	18,468	16,191
05/31/2001	19,983	18,502	16,289
06/30/2001	20,237	18,663	16,350
07/31/2001	20,537	18,854	16,716
08/31/2001	20,498	19,290	16,907
09/30/2001	21,026	19,614	17,104
10/31/2001	21,692	19,882	17,462
11/30/2001	21,154	19,535	17,221
12/31/2001	22,016	19,456	17,112
01/31/2002	22,224	19,674	17,250
02/28/2002	22,215	19,771	17,417
03/31/2002	22,079	19,593	17,128
04/30/2002	22,640	19,970	17,460
05/31/2002	23,557	20,287	17,608
06/30/2002	23,450	20,529	17,760
07/31/2002	24,266	21,104	17,975
08/31/2002	24,207	21,238	18,279
09/30/2002	24,327	21,516	18,574
10/31/2002	22,800	21,409	18,490
11/30/2002	23,238	21,204	18,485
12/31/2002	24,568	21,590	18,867
01/31/2003	25,244	21,613	18,883
02/28/2003	25,112	21,977	19,144
03/31/2003	24,562	22,017	19,129
04/30/2003	24,901	22,041	19,287
05/31/2003	26,352	22,395	19,647
06/30/2003	25,331	22,454	19,608
07/31/2003	25,052	21,720	18,948
08/31/2003	25,131	21,780	19,074
09/30/2003	25,969	22,521	19,579
10/31/2003	25,739	22,491	19,397
11/30/2003	26,479	22,734	19,443
12/31/2003	26,965	23,107	19,641
01/31/2004	27,343	23,428	19,799
02/29/2004	27,873	23,713	20,013
03/31/2004	27,805	24,132	20,163
04/30/2004	23,821	23,555	19,638
05/31/2004	24,591	23,448	19,560
06/30/2004	25,174	23,493	19,670

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2004, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO INSIGHTS

•	The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in commercial mortgage-backed securities (CMBS).

•	For the 6-month period ended June 30, 2004, the Fund returned –6.64% based on its NYSE market price and 1.67% based on its net asset value, compared to a 0.15% return for the Lehman Brothers Aggregate Bond Index during the same period.

•	For the first six months of 2004, investment grade CMBS outperformed U.S. Treasuries and slightly outperformed investment grade corporates.

•	The Fund’s curve structure was negative for returns, as the yield curve flattened during the period.

•	An emphasis on BBB rated bonds was positive, as this sector of the market outperformed higher rated issues.

•	Leverage in the Fund’s portfolio earned a positive spread, which benefited returns.

•	The Fund continued to benefit from its investments in the high yield sector.

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 5

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	06/30/2004+		12/31/2003		12/31/2002	12/31/2001		12/31/2000	12/31/1999
Net Asset Value, Beginning of Period	$12.53		$12.80		$12.85	$12.86		$12.89	$13.74
Net Investment Income	0.56	(c)	1.09	(c)	1.22	1.28	(c)	1.39	1.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.35	)(c)	(0.23	)(c)	0.14	0.06	(c)	(0.10)	(0.75)

Total Income From Investment Operations	0.21		0.86		1.36	1.34		1.29	0.33

Dividends From Net Investment Income	(0.56)		(1.13)		(1.41)	(1.35)		(1.32)	(1.18)
Net Asset Value, End of Period	$12.18		$12.53		$12.80	$12.85		$12.86	$12.89
Per Share Market Value, End of Period	$13.02		$14.53		$14.32	$14.15		$12.56	$12.00

Total Investment Return Per share market value (a)	(6.64)%		9.76%		11.59%	24.20%		16.60%	(4.42)%

Per Share Net Asset Value (b)	1.67%		7.03%		10.97%	10.69%		10.50%	2.44%
Ratios To Average Net Assets
Operating Expenses (Excluding Interest Expense)	0.97	%*	1.05%		1.08%	1.12%		1.01%	1.01%

Total Operating Expenses	1.55	%*	1.52%		1.94%	3.28%		4.15%	3.16%

Net Investment Income	8.92	%*(c)	8.62	%(c)	9.34%	9.68	%(c)	10.79%	7.97%
Supplemental Data
Net Assets, End of Period (Amounts in Thousands)	$136,351		$139,891		$142,063	$141,746		$141,581	$141,860
Amount of Borrowings Outstanding, End of Period (in Thousands)	$68,910		$71,025		$50,993	$63,448		$72,034	$52,233

Portfolio Turnover Rate	7.05%		39.58%		41.62%	59.90%		104.73%	1.86%

+	Unaudited
*	Annualized
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
(c)	Indicates a period in which, as a result of a change in generally accepted accounting principles, the portfolio has reclassified periodic payments made or received under certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain(loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the period ending June 30, 2004 by (0.05)% and the net investment income per share by $(0.01). For consistency, similar reclassifications have been made to prior period amounts, resulting in increases (reductions) to the net investment income ratio of (0.24)% and 0.01% and to the net investment income per share of $(0.03) and $0.00 in the fiscal years ending December 31, 2003 and 2001 respectively. This change had no impact on the reported net asset value per share for any period.

6 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004 | See accompanying notes

Statement of Assets and Liabilities

June 30, 2004 (Unaudited)

Amounts in thousands, except per share amounts
Assets:
Investments, at value	$205,209
Cash	910
Interest and dividends receivable	1,893
Paydown receivable	54
Swap premiums paid	118
Other assets	37

208,221

Liabilities:
Reverse repurchase agreement	$68,910
Payable for investments purchased	1,471
Dividends payable	1,050
Accrued investment advisory fee	250
Accrued administration fee	34
Accrued printing expense	10
Accrued custodian expense	6
Accrued audit fee	13
Variation margin payable	63
Unrealized depreciation on swap agreements	42
Other liabilities	21

71,870

Net Assets	$136,351

Net Assets Consist of:
Capital stock—authorized 300 million shares, $.001 par value; outstanding 11,198,517 shares	$11
Paid in capital	154,605
(Overdistributed) net investment income	(166)
Accumulated undistributed net realized (loss)	(14,832)
Net unrealized (depreciation)	(3,267)

$136,351

Net Asset Value Per Share Outstanding	$12.18

Cost of Investments Owned	$208,337

See accompanying notes | June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 7

Statement of Operations

Amounts in thousands	Six Months Ended June 30, 2004
(Unaudited)
Investment Income:
Interest	$7,316
Miscellaneous income	4

Total Income	7,320

Expenses:
Investment advisory fees	503
Administration fees	69
Transfer agent fees	17
Directors’ fees	19
Proxy expense	13
Legal fee	17
Audit fee	13
Custodian fees	21
Interest expense	403
Miscellaneous expense	7

Total Expenses	1,082

Net Investment Income	6,238

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3,133)
Net realized gain on futures contracts and swaps	375
Net change in unrealized (depreciation) on investments	(673)
Net change in unrealized (depreciation) on futures contracts and swaps	(452)
Net (Loss)	(3,883)

Net Increase in Assets Resulting from Operations	$2,355

8 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands	Six Months Ended June 30, 2004	Year Ended December 31, 2003
	(Unaudited)
(Decrease) in Net Assets from:

Operations:
Net investment income	$6,238	$12,161
Net realized loss	(2,758)	(2,871)
Net change in unrealized appreciation (depreciation)	(1,125)	140

Net increase resulting from operations	2,355	9,430

Distributions to Shareholders:
From net investment income	(6,292)	(12,537)

Fund Share Transactions:
Issued as reinvestment of distributions (29,790 and 68,643 shares, respectively)	397	935

Total Decrease in Net Assets	(3,540)	(2,172)

Net Assets:
Beginning of period	139,891	142,063

End of period *	$136,351	$139,891

*Including (overdistributed) net investment income of:	$(166)	$(112)

See accompanying notes | June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 9

Statement of Cash Flows

Amounts in thousands	Six Months Ended June 30, 2004
(Unaudited)
Increase (Decrease) in Cash from:

Financing Activities:
Sales of Fund shares	$0
Redemptions of Fund shares	0
Cash distributions paid	(5,892)
Proceeds from financing transactions	(2,115)

Net (decrease) from financing activities	(8,007)

Operating Activities:
Purchases of long-term securities	(30,156)
Proceeds from sales of long-term securities	30,299
Purchases of short-term securities (net)	2,495
Net investment income	6,238
Change in other receivables/payables (net)	41

Net increase from operating activities	8,917

Net Increase in Cash	910

Cash:
Beginning of period	0

End of period	$910

10 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004 | See accompanying notes

Schedule of Investments

June 30, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 136.7%

Multi-Class 66.3%
Aetna Commercial Mortgage Trust
7.100% due 12/26/2030	$275	$277
American Southwest Financial Securities Corp.
1.078% due 01/18/2009 (b)(d)	474	15
Asset Securitization Corp.
7.384% due 08/13/2029 (b)	750	824
Carey Commercial Mortgage Trust
5.970% due 08/20/2032 (a)(c)	1,447	1,465
Commercial Mortgage Acceptance Corp.
6.792% due 11/15/2009 (b)	1,500	1,631
Commercial Mortgage Asset Trust
7.546% due 01/17/2010 (b)	210	237
6.640% due 09/17/2010 (c)	3,000	3,288
6.975% due 04/17/2013 (c)	2,500	2,798
Commercial Mortgage Pass-Through Certificates
1.518% due 05/15/2005 (a)(b)(c)	1,603	1,604
8.412% due 08/15/2033 (b)	1,500	1,683
6.830% due 02/15/2034 (a)(c)	2,893	2,999
6.586% due 07/16/2034 (a)	1,000	1,050
6.936% due 07/16/2034 (a)(b)	1,500	1,411
Contimortgage Home Equity Trust
7.550% due 08/15/2028	463	283
CS First Boston Mortgage Securities Corp.
4.090% due 02/15/2014 (a)(b)	1,150	1,150
7.170% due 05/17/2040	3,000	3,227
Federal Housing Administration
8.360% due 01/01/2012 (i)	512	514
7.380% due 04/01/2041	2,448	2,460
FFCA Secured Lending Corp.
1.614% due 09/18/2020 (a)(b)	16,342	756
First Chicago Lennar Trust
7.968% due 04/29/2006 (a)(b)	2,639	2,640
First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035	2,000	2,149
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006 (a)	500	539
6.500% due 03/15/2012	20	21
7.095% due 05/15/2030 (a)(b)	1,500	811
6.420% due 05/15/2035 (c)	2,000	2,157
6.500% due 05/15/2035	2,000	1,889
8.070% due 09/15/2035 (a)(b)	1,500	1,574
Greenwich Capital Commercial Funding Corp.
5.419% due 01/05/2036 (a)(b)	1,500	1,470
GS Mortgage Securities Corp.
6.624% due 05/03/2018 (a)(c)	2,000	2,178
6.044% due 08/15/2018 (a)	315	333
6.526% due 08/15/2018 (a)(b)(c)	2,000	2,175
GS Mortgage Securities Corp. II
6.615% due 02/16/2016 (a)(c)	3,500	3,771
7.643% due 08/05/2018 (a)(b)	3,480	3,807
6.970% due 04/13/2031 (b)	1,000	1,071
Hilton Hotel Pool Trust
0.622% due 10/01/2016 (a)(b)	$33,306	$1,144
JP Morgan Chase Commercial Mortgage Securities Corp.
1.760% due 02/17/2015 (a)(b)(d)	43,284	31
8.525% due 11/25/2027 (a)(b)	2,284	2,422
6.162% due 05/12/2034 (c)	2,000	2,133
6.465% due 11/15/2035 (c)	3,000	3,255
Keystone Owner Trust
8.500% due 01/25/2029 (a)	1,236	1,208
LTC Commercial Mortgage Pass-Through Certificates
6.029% due 05/28/2030 (a)(c)	2,375	2,386
Merrill Lynch Mortgage Investors, Inc.
7.511% due 06/15/2021 (b)	342	362
7.048% due 02/15/2030 (b)	2,000	2,123
7.160% due 12/15/2030 (b)	1,500	1,594
Morgan Stanley Capital I
6.850% due 02/15/2020 (a)	1,000	1,066
7.622% due 11/15/2028 (a)(b)(c)	1,763	1,824
7.695% due 10/03/2030 (a)	2,000	1,330
7.016% due 12/15/2031 (b)	200	217
7.677% due 04/30/2039 (a)(b)	2,000	2,158
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,088
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	2,119
7.105% due 01/20/2013 (a)	2,500	2,565
Office Portfolio Trust
6.778% due 02/01/2016 (a)	1,000	1,021
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)	2,000	1,926
7.610% due 12/26/2022	1,000	1,023
Salomon Brothers Mortgage Securities VII
7.500% due 05/25/2026	44	44
Trizec Hahn Office Properties
7.604% due 05/15/2016 (a)	3,000	3,064

		90,360

Multi-Family 48.8%
Bear Stearns Commercial Mortgage Securities, Inc.
6.099% due 05/14/2016 (a)	1,500	1,508
5.060% due 11/15/2016	23	24
Chase Commercial Mortgage Securities Corp.
6.484% due 02/12/2016 (b)(c)	2,000	2,154
6.887% due 10/15/2032 (a))(c)	1,500	1,458
6.900% due 11/19/2006 - 11/19/2028 (a)(h)	7,000	7,102
Fannie Mae
6.160% due 05/01/2008 (b))(c)	2,342	2,460
8.000% due 07/01/2009 (c)	747	792
6.060% due 07/01/2012 (c)	10,765	11,457
8.037% due 12/25/2015 (a)(b)	654	677
8.111% due 12/25/2015 (a)(b)	874	909
9.375% due 04/01/2016	204	187
7.875% due 11/01/2018	24	22
6.930% due 09/01/2021 (c)	7,423	7,939

See accompanying notes | June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 11

Schedule of Investments (Cont.)

June 30, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
6.110% due 04/01/2023 (c)	$11,218	$11,891
8.000% due 10/01/2010 - 06/01/2015 (h)	180	192
7.000% due 08/01/2033 - 11/01/2033 (h)	11,583	12,251
Fort Lewis Communities LLC
6.971% due 05/10/2033 (a)	1,964	1,922
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,632
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (a)(b)	1,292	1,307
TECO Energy, Inc.
7.500% due 06/15/2010	700	710

		66,594

Hospitality 9.8%
Host Marriot Pool Trust
8.310% due 08/03/2009 (a)	2,000	2,032
Nomura Asset Capital Corp.
7.500% due 07/15/2013 (a)	4,595	4,663
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)(b)(c)	2,500	2,742
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,847	3,960

		13,397

Other Mortgage-Backed Securities 9.1%
Asset Securitization Corp.
10.115% due 02/14/2041	3,327	3,461
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	700	707
First International Bank
4.119% due 04/15/2026 (b)	1,856	185
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	1,000	900
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)	5,000	4,918
Midwest Generation LLC
8.560% due 01/02/2016	700	703
Next Card Credit Card Master Trust
1.900% due 12/15/2006 (b)	773	755
7.278% due 12/15/2006 (a)(b)	1,000	151
2.000% due 04/16/2007 (a)(b)	603	560

		12,340

Healthcare 2.7%
Red Mountain Funding Corp.
9.150% due 11/28/2027 (a)	3,200	1,598
RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (a)	2,000	1,611
7.471% due 01/15/2019 (a)	1,000	270
8.920% due 01/15/2019 (a)(b)	1,000	264

		3,743

Total Commercial Mortgage-Backed Securities (Cost $188,615)		186,434

CORPORATE BONDS & NOTES 0.1%
U.S. Airways, Inc.
9.330% due 01/01/2006 (e)	$633	$163

Total Corporate Bonds & Notes (Cost $638)		163

ASSET-BACKED SECURITIES 13.3%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,842
Asset-Backed Funding Certificates
4.750% due 10/25/2004 (b)(d)	16,786	158
Commercial Capital Access One, Inc.
7.688% due 11/15/2028 (a)(b)	3,000	3,109
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,000	830
Freddie Mac
7.000% due 08/01/2032 (c)	2,224	2,348
7.000% due 12/01/2007 - 10/01/2031 (h)	2,562	2,707
8.000% due 07/01/2010 - 06/01/2015 (h)	104	111
Green Tree Financial Corp.
7.050% due 02/15/2027	922	665
Impac Secured Assets CMN Owner Trust
7.000% due 10/25/2031	2,003	2,057
Keystone Owner Trust
8.500% due 01/25/2029 (a)	504	512
Life Financial Home Loan Owner Trust
9.090% due 04/25/2024	1,337	1,353
Mego Mortgage Home Loan Trust
8.010% due 08/25/2023	221	220
Oakwood Mortgage Investors, Inc.
6.890% due 11/15/2032	1,000	271
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2011	73	73
Saxon Asset Securities Trust
8.635% due 09/25/2030	547	467
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	697
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	724	725

Total Asset-Backed Securities (Cost $18,617)		18,145

SHORT-TERM INSTRUMENTS 0.4%

Repurchase Agreement 0.3%
State Street Bank
0.800% due 07/01/2004 (Dated 06/30/2004. Collateralized by Freddie Mac 5.500% due 07/15/2006 valued at $311. Repurchase proceeds are $302.)	302	302

12 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004 | See accompanying notes

	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills 0.1%
1.135% due 09/02/2004 (f)	$165	$165

Total Short-Term Instruments (Cost $ 467)		467

Total Investments 150.5%		$205,209
(Cost $ 208,337)
Other Assets and Liabilities (Net) (50.5%)		(68,858)

Net Assets 100.0%		$136,351

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(b) Variable rate security.

(c) Security, or a portion thereof, pledged as collateral for reverse repurchase agreements.

(d) Interest only security.

(e) Security is in default.

(f) Securities with an aggregate market value of $165 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year
Note Long Futures	09/2004	67	$(116)

(g) Swap agreements outstanding at June 30, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co.
Exp. 12/15/2014	$2,900	$(42)

(h) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(i) Indicates a fair-valued security which has not been valued utilizing an independent quote but has been valued in good faith pursuant to guidelines established by the Board of Directors. The aggregate value of fair-valued securities is $514, which represents 0.38% of net assets.

See accompanying notes | June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 13

Notes to Financial Statements

June 30, 2004 (Unaudited)

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock exchange on each day the New York Stock Exchange is open, , or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Effective June 18, 2004, the net asset value per share is determined on each business day. Prior to June 18, 2004, net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delay delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

14 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 15

Notes to Financial Statements (Cont.)

June 30, 2004 (Unaudited)

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Fund has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain(loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased (decreased) net investment income by $(68,060) and $(336,428), and net realized gain by $137,938 and $266,550 and net change in unrealized appreciation(depreciation) by $(69,878) and $69,878 for the six months ended June 30, 2004 and year ended December 31, 2003, respectively. There is no effect on the Fund’s net asset value, either in total or per share, or its total increase(decrease) in net assets from operations during any period.

U.S. Government Agencies Or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Fees, Expenses, and Related Party Transactions

Investment Manager Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft fees; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit; (vi) printing expense; (vii) proxy expense; (viii) legal fees; (ix) audit fees; (x) custodian fees and (xi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

16 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 3,434	$7,340	$28,193	$7,271

5. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended June 30, 2004 was $69,999,615 at a weighted average interest rate of 1.13%. On June 30, 2004, securities valued at $75,274,750 were pledged as collateral for reverse repurchase agreements. The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

6. Federal Income Tax Matters

At June 30, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 8,032	$(11,160)	$(3,128)

7. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of the State of New Jersey (“New Jersey AG”) filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”). On June 1, 2004, the New Jersey AG dismissed PIMCO from the lawsuit.

On the same day as the dismissal of PIMCO from the lawsuit, the New Jersey AG announced that it had reached a settlement agreement with the remaining defendants (“New Jersey Settlement”). In the New Jersey Settlement, ADAM, PAD and PEA agreed, while neither admitting nor denying the allegations or conclusions of law, to: (i) pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further enforcement initiatives; and (ii) implement certain changes in corporate governance.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 17

Notes to Financial Statements (Cont.)

June 30, 2004 (Unaudited)

LLC) (“PAFM”), PEA, PAD, Stephen J. Treadway (at the time, the chief executive officer of PAFM and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with alleged “market timing” arrangements that improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, and the PEA Target Fund. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 20, 2004, a putative class action lawsuit was filed in the U.S. District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, the PIMS Funds, the MMS Funds, the PIMCO Variable Insurance Trust (“PVIT”), the Fund and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds, the MMS Funds and/or their affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the U.S. District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the U.S. District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in the U.S. District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the U.S. District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the U.S. District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PAFM and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the U.S. District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the U.S. District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the U.S. District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA and certain other parties as defendants, and the “PIMCO Funds” as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On February 17, 2004, a putative class action lawsuit was filed in the U.S. District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuits were subsequently filed, each in the U.S. District Court for the District of Connecticut on March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

Under Section 9(a) of the 1940 Act, if any of the various lawsuits were to result in a court injunction against PAFM, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Trust. ADAM and certain of its subsidiaries have responded to inquiries from the SEC concerning the status of the New Jersey Settlement under Section 9(a). If any of PAFM, PEA, PAD, PIMCO or ADAM were subject to an injunction, each of these entities and their affiliates could in turn seek exemptive relief from the SEC, as contemplated by the 1940 Act. There is no assurance, however, that such exemptive relief would be granted. The SEC also has the power by order to prohibit PAFM, PEA, PAD and PIMCO from serving as investment advisers and underwriters, if the SEC finds that such entities willfully violated the federal securities laws in connection with the allegations discussed above or aided or abetted such violations.

These legal and regulatory developments do not relate to closed-end investment companies such as the Fund. None of the aforementioned complaints alleges that any market timing activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

18 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

Privacy Policy (Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PA Fund Management LLC, Pacific Investment Management Company LLC, PEA Capital LLC, Cadence Capital Management, NFJ Investment Group, PA Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 19

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

20 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

Dividend Reinvestment Plan (Unaudited) (Cont.)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

EquiServe

150 Royall Street

Canton, MA 02021

Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

June 30, 2004 | PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report 21

Proxy Voting Results (Unaudited)

The Fund’s annual shareholders meeting was held on May 25, 2004. The result of the votes taken among shareholders on the proposal are listed below.

Proposal 1

To liquidate of the Fund in an orderly manner.

# of Shares Voted
For	389,558
Against	3,868,605
Abstain	188,861
Broker Non-Votes	6,195,965

The proposal to liquidate the Fund failed.

Proposal 2

To elect two Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
E. Philip Cannon
For	10,547,573	99.10%
Withheld	95,416	0.90%
Total	10,642,989	100.00%

William J. Popejoy
For	10,547,814	99.11%
Withheld	95,175	0.89%
Total	10,642,989	100.00%

E. Philip Cannon and William J. Popejoy continued in office as Directors.

22 PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report | June 30, 2004

OTHER INFORMATION

Directors and Officers

Brent R. Harris, Chairman and Director

R. Wesley Burns, President and Director

E. Philip Cannon, Director

Vern O. Curtis, Director

J. Michael Hagan, Director

William J. Popejoy, Director

Garlin G. Flynn, Secretary

John P. Hardaway, Treasurer

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe

150 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Fund voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund are available by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. 3674-AR-05

Item 2.	Code of Ethics—Not applicable.

Item 3.	Audit Committee Financial Expert—Not applicable.

Item 4.	Principal Accountant Fees and Services—Not applicable.

Item 5.	Audit Committee of Listed Registrants—Not applicable.

Item 6.	Schedule of Investments—Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies— Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases— Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 10.	Controls and Procedures

	(a)	The principal executive officer and principal financial officer of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 11.	Exhibits

	(a)(1)	Exhibit 99. CODE—Not applicable.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	September 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	September 7, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	September 7, 2004